Exhibit 10.2

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”) is entered into as of April 6, 2016 among Schnitzer Steel Industries, Inc. (the “US Borrower”), the other parties identified as “Grantors” on the signature pages hereto and such other parties that may become Grantors hereunder after the date hereof (together with the US Borrower, each individually a “Grantor”, and collectively, the “Grantors”) and Bank of America, N.A., in its capacity as administrative agent (the “Administrative Agent”) for the holders of the Obligations.

RECITALS

WHEREAS, pursuant to that certain Third Amended and Restated Credit Agreement, dated as of the date hereof (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among the US Borrower, the Canadian Borrowers, the US Lenders, the Canadian Lender, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, the US Lenders have agreed to make Committed Loans, the Swing Line Lender has agreed to make Swing Line Loans, the L/C Issuers have agreed to issue Letters of Credit, and the Canadian Lender has agreed to make Canadian Loans and issue Canadian Letters of Credit upon the terms and subject to the conditions set forth therein; and

WHEREAS, this Agreement is required by the terms of the Credit Agreement.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Definitions.

(a)    Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

(b)    The rules of construction specified in Section 1.02 of the Credit Agreement are incorporated herein mutatis mutandis.

(c)    The following terms shall have the meanings set forth in the UCC (as defined in the Credit Agreement): Account, Account Debtor, Equipment, Inventory, and Proceeds.

(d)    In addition, the following term shall have the meaning set forth below:

“Collateral” has the meaning provided in Section 2 hereof.

2.    Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Obligations, each Grantor hereby grants to the Administrative Agent, for the benefit of the holders of the Obligations, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Grantor in and to all of the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Collateral”): (a) all Accounts; (b) all Equipment; (c) all Inventory; and (d) all Proceeds of any and all of the foregoing.

Notwithstanding anything to the contrary contained herein, the security interests granted under this Agreement shall not extend to, and the Collateral shall not include, Excluded Property.

The Grantors and the Administrative Agent, on behalf of the holders of the Obligations, hereby acknowledge and agree that the security interest created hereby in the Collateral constitutes continuing collateral security for all of the Obligations, whether now existing or hereafter arising.

Notwithstanding anything in this Agreement to the contrary, (i) neither creation or perfection of pledges of or security interests in, nor the obtaining of legal opinions or other deliverables with respect to, particular assets of any Grantor shall be required, if, and for so long as and to the extent that the Administrative Agent and the US Borrower agree in writing that the cost of creating or perfecting such pledges or security interests in such assets, or obtaining such legal opinions or other deliverables in respect of such assets, shall be excessive in view of the benefits to be obtained by the holders of the Obligations therefrom, (ii) Liens required to be granted from time to time shall be subject to exceptions and limitations set forth in the Collateral Documents as in effect on the Third Restatement Date, (iii) no perfection actions shall be required with respect to motor vehicles and other assets subject to certificates of title and (iv) in no event shall notices be required to be sent to contractual third parties prior to an enforcement event following the occurrence and continuation of an Event of Default. The Administrative Agent may grant extensions of time for the creation and perfection of security interests in or the obtaining of legal opinions or other deliverables with respect to particular assets by any Grantor where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or the Collateral Documents. For the avoidance of doubt, no perfection actions shall be required other than the filing of UCC financing statements or PPSA financing statements.

3.    Representations and Warranties. Each Grantor hereby represents and warrants to the Administrative Agent, for the benefit of the holders of the Obligations, that:

(a)    Ownership. Each Grantor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same.

(b)    Security Interest/Priority. This Agreement creates a valid security interest in favor of the Administrative Agent, for the benefit of the holders of the Obligations, in the Collateral of such Grantor and, when properly perfected by filing, shall constitute a valid and perfected, first priority security interest in such Collateral, to the extent such security interest can be perfected by filing under the UCC, free and clear of all Liens except for Liens permitted pursuant to Section 7.01 of the Credit Agreement.

(c)    Accounts. (i) Each Account of the Grantors and the papers and documents relating thereto are genuine and in all material respects what they purport to be, (ii) each Account arises out of (A) a bona fide sale of goods sold and delivered by such Grantor (or is in the process of being delivered) or (B) services theretofore actually rendered by such Grantor to, the Account Debtor named therein, (iii) no surety bond was required or given in connection with any Account of a Grantor or the contracts or purchase orders out of which they arose and (iv) the right to receive payment under each Account is assignable.

(d)    Equipment and Inventory. With respect to any Equipment and/or Inventory of a Grantor with a value in excess of $500,000, each such Grantor has exclusive possession and control of such Equipment and Inventory of such Grantor except for (i) Equipment leased by such Grantor as a lessee, (ii) Equipment or Inventory in transit, (iii) Equipment consisting of rolling stock, bins, trailers, barges, processing equipment or similar like equipment or (iv) Equipment and/or Inventory in the possession or control of a warehouseman, bailee or any agent or processor of such Grantor to the extent such Grantor has complied with Section 4(c). Except as otherwise previously disclosed to the Administrative Agent, no Inventory of a Grantor is held by a Person other than a Grantor pursuant to consignment, sale or return, sale on approval or similar arrangement. None of such Inventory is subject to any licensing, patent, trademark, trade name or copyright with any Person that restricts any Grantor’s ability to use, manufacture, lease, sell or otherwise dispose of such Inventory. The completion of the manufacturing process of such Inventory by a Person other than the applicable Grantor would be permitted under any contract to which such Grantor is a party or to which the Inventory is subject. None of the Inventory is subject to a lease agreement.

(e)    Contracts; Agreements; Licenses. No Grantor has any material contracts, material agreements or material licenses with respect to the Collateral which are non-assignable by their terms, or as a matter of law, or which prevent the granting of a security interest therein, other than material contracts, agreements or licenses with government entities.

(f)    Consents; Etc. No approval, consent, exemption, authorization or other action by, notice to, or filing with, any Governmental Authority or any other Person (including, without limitation, any stockholder, member or creditor of such Grantor), is necessary or required for (i) the grant by such Grantor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Agreement by such Grantor, (ii) the perfection of such security interest (to the extent such security interest can be perfected by filing under the UCC) or (iii) the exercise by the Administrative Agent or the holders of the Obligations of the rights and remedies provided for in this Agreement, except for (A) the filing or recording of UCC financing statements, and (B) consents, authorizations, filings or other actions which have been obtained or made.

4.    Covenants. Each Grantor covenants that until such time as the Obligations arising under the Loan Documents have been paid in full and the Commitments have expired or been terminated, such Grantor shall:

(a)    Maintenance of Perfected Security Interest; Further Information.

(i)    Maintain the security interest created by this Agreement as a first priority perfected security interest (subject only to Liens permitted pursuant to Section 7.01 of the Credit Agreement) and defend such security interest against the claims and demands of all Persons whomsoever (other than the holders of Liens permitted pursuant to Section 7.01 of the Credit Agreement).

(ii)    From time to time furnish to the Administrative Agent upon the Administrative Agent’s reasonable request, statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection therewith as the Administrative Agent may reasonably request, all in reasonable detail.

(b)    Filing of Financing Statements, Notices, etc. Each Grantor shall execute and deliver to the Administrative Agent and/or file such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Administrative Agent may reasonably request) and do all such other things as the Administrative Agent may reasonably deem necessary or appropriate (i) to assure to the Administrative Agent its security interests hereunder, including such instruments as the Administrative Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, including, without limitation, financing statements (including continuation statements), (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Administrative Agent of its rights and interests hereunder. Furthermore, each Grantor also hereby irrevocably makes, constitutes and appoints the Administrative Agent, its nominee or any other person whom the Administrative Agent may designate, as such Grantor’s attorney in fact with full power and for the limited purpose to prepare and file in the name of such Grantor any financing statements, or amendments and supplements to financing statements, or renewal financing statements which in the Administrative Agent’s reasonable discretion would be necessary or appropriate in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable until such time as the Obligations arising under the Loan Documents have been paid in full and the Commitments have expired or been terminated. Each Grantor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Administrative Agent without notice thereof to such Grantor wherever the Administrative Agent may in its sole discretion desire to file the same.

(c)    Collateral Held by Warehouseman, Bailee, etc.

(i)    Upon the reasonable request of the Administrative Agent, with respect to any Collateral that is at any time in the possession or control of a warehouseman, bailee or any agent or processor of such Grantor, (A) notify such Person in writing of the Administrative Agent’s security interest for the benefit of the holders of the Obligations in such Collateral, (B) instruct such Person to hold all such Collateral for the Administrative Agent’s account and subject to the Administrative Agent’s instructions and (C) use reasonable efforts to obtain (1) a written acknowledgment from such Person that it is holding such Collateral for the benefit of the Administrative Agent and (2) such other documentation required by the Administrative Agent (including, without limitation, subordination and access agreements).

(ii)    Upon the reasonable request of the Administrative Agent, perfect and protect such Grantor’s ownership interests in all Inventory stored with a consignee against creditors of the consignee by filing and maintaining financing statements against the consignee reflecting the consignment arrangement filed in all appropriate filing offices, providing any written notices required by the UCC to notify any prior creditors of the consignee of the consignment arrangement, and taking such other actions as may be appropriate to perfect and protect such Grantor’s interests in such inventory under Section 2-326, Section 9-103, Section 9-324 and Section 9-505 of the UCC or otherwise, which such financing statements filed pursuant to this Section shall be assigned to the Administrative Agent, for the benefit of the holders of the Obligations.

(d)    Inventory. With respect to the Inventory of each Grantor:

(i)    At all times maintain inventory records reasonably satisfactory to the Administrative Agent, keeping correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory and such Grantor’s cost therefore and daily withdrawals therefrom and additions thereto.

(ii)    Produce, use, store and maintain the Inventory with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with applicable Laws.

(iii)    Such Grantor shall not, at any time, permit any Inventory to be subject to a lease agreement.

(e)    Treatment of Accounts. None of the Grantors will, without the Administrative Agent’s prior written consent, grant or extend the time for payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, other than as (i) normal and customary in the ordinary course of a Grantor’s business and (ii) as permitted under the Credit Agreement.

(f)    Books and Records. Mark its books and records to reflect the security interest granted pursuant to this Agreement.

(g)    Nature of Collateral. At all times maintain the Collateral as personal property and not affix any of the Collateral to any real property in a manner which would change its nature from personal property to real property.

5.    Authorization to File Financing Statements. Each Grantor hereby authorizes the Administrative Agent to prepare and file such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Administrative Agent may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC (including authorization to describe the Collateral).

6.    Advances. On failure of any Grantor to perform any of the covenants and agreements contained herein or in any other Loan Document, the Administrative Agent may, at its sole option and in its sole discretion, after ten (10) business days prior written notice to each applicable Grantor and opportunity to cure, perform the same and in so doing may expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Administrative Agent may make for the protection of the security hereof or which may be compelled to make by operation of Law. All such sums and amounts so expended shall be repayable by the Grantors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Obligations and shall bear interest from the date said amounts are expended at the Default Rate. No such performance of any covenant or agreement by the Administrative Agent on behalf of any Grantor, and no such advance or expenditure therefor, shall relieve the Grantors of any Default or Event of Default. The Administrative Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Grantor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

7.    Remedies.

(a)    General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent, on behalf of the holders of the Obligations, shall have, in addition to the rights and remedies provided herein, in the Loan Documents, in any other documents relating to the Obligations, or by any applicable Law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the UCC of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Administrative Agent may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Grantors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Grantors to assemble and make available to the Administrative Agent at the expense of the Grantors any Collateral at any place and time designated by the Administrative Agent which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Grantors hereby waives to the fullest extent permitted by Law, at any place and time or times, sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels any or all Collateral held by or for it at public or private sale, at any exchange or broker’s board or elsewhere, by one or more contracts, in one or more parcels, for money, upon credit or otherwise, at such prices and upon such terms as the Administrative Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner. Neither the Administrative Agent’s compliance with applicable Law nor its disclaimer of warranties relating to the Collateral shall be considered to adversely affect the commercial reasonableness of any sale. To the extent the rights of notice cannot be legally waived hereunder, each Grantor agrees that any requirement of reasonable notice shall be met if such notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to the US Borrower in accordance with the notice provisions of Section 10.02 of the Credit Agreement at least ten (10) days before the time of sale or other event giving rise to the requirement of such notice. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Administrative Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by applicable Law, any holder of the Obligations may be a purchaser at any such sale. To the extent permitted by applicable Law, each of the Grantors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable Law, the Administrative Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by Law, be made at the time and place to which the sale was postponed, or the Administrative Agent may further postpone such sale by announcement made at such time and place.

(b)    Remedies Relating to Accounts.

(i)    Upon the occurrence of an Event of Default and during the continuation thereof, whether or not the Administrative Agent has exercised any or all of its rights and remedies hereunder, (A) promptly upon the reasonable request of the Administrative Agent, each Grantor shall instruct all Account Debtors to remit all payments in respect of Accounts to a mailing location selected by the Administrative Agent and (B) the Administrative Agent

shall have the right to enforce any Grantor’s rights against its customers and Account Debtors, and the Administrative Agent or its designee may notify any Grantor’s customers and Account Debtors that the Accounts of such Grantor have been assigned to the Administrative Agent or of the Administrative Agent’s security interest therein, and may (either in its own name or in the name of a Grantor or both) demand, collect (including without limitation by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and, in the Administrative Agent’s discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the holders of the Obligations in the Accounts.

(ii)    Upon the occurrence of an Event of Default and during the continuation thereof, each Grantor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Administrative Agent in accordance with the provisions hereof shall be solely for the Administrative Agent’s own convenience and that such Grantor shall not have any right, title or interest in such Accounts or in any such other amounts except as expressly provided herein. Neither the Administrative Agent nor the holders of the Obligations shall have any liability or responsibility to any Grantor for acceptance of a check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance.

(iii)    Upon the occurrence of an Event of Default and during the continuation thereof, (A) the Administrative Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Grantors shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications, (B) upon the Administrative Agent’s request and at the expense of the Grantors, the Grantors shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts and (C) the Administrative Agent in its own name or in the name of others may communicate with Account Debtors on the Accounts to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any Accounts.

(c)    Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent shall have the right to enter and remain upon the various premises of the Grantors without cost or charge to the Administrative Agent, and use the same, together with materials, supplies, books and records of the Grantors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Administrative Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

(d)    Nonexclusive Nature of Remedies. Failure by the Administrative Agent or the holders of the Obligations to exercise any right, remedy or option under this Agreement, any other Loan Document, any other document relating to the Obligations, or as provided by Law, or any delay by the Administrative Agent or the holders of the Obligations in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Administrative Agent or the holders of the Obligations shall only be granted as provided herein. To the extent permitted by Law, neither the Administrative Agent, the holders of the Obligations, nor any party acting as attorney for the Administrative Agent or the holders of the Obligations, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder as determined by a final non-appealable judgment of a court of competent jurisdiction. The rights and remedies of the Administrative Agent and the holders of the Obligations under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Administrative Agent or the holders of the Obligations may have.

(e)    Retention of Collateral. In addition to the rights and remedies hereunder, the Administrative Agent may, in compliance with Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable Law of the relevant jurisdiction, accept or retain the Collateral in satisfaction of the Obligations. Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have retained any Collateral in satisfaction of any Obligations for any reason.

(f)    Waiver; Deficiency. Each Grantor hereby waives, to the extent permitted by applicable Laws, all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable Laws in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent or the holders of the Obligations are legally entitled, the Grantors shall be jointly and severally liable for the deficiency, together with interest thereon at the Default Rate, together with the costs of collection and the fees, charges and disbursements of counsel. Any surplus remaining after the full payment and satisfaction of the Obligations shall be returned to the Grantors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

8.    Rights of the Administrative Agent.

(a)    Power of Attorney. In addition to other powers of attorney contained herein, each Grantor hereby designates and appoints the Administrative Agent, on behalf of the holders of the Obligations, and each of its designees or agents, as attorney-in-fact of such Grantor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence of an Event of Default and during the continuation thereof:

(i)    to demand, collect, settle, compromise, adjust, give discharges and releases, all as the Administrative Agent may reasonably determine in respect of or arising out of the Collateral;

(ii)    to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

(iii)    to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Administrative Agent may deem reasonably appropriate in respect of or arising out of the Collateral;

(iv)    to receive, open and dispose of mail addressed to a Grantor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Grantor on behalf of and in the name of such Grantor, or securing, or relating to such Collateral;

(v)    to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes;

(vi)    to adjust and settle claims under any insurance policy relating thereto;

(vii)    to execute and deliver all assignments, conveyances, statements, financing statements, continuation financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Agreement and in order to fully consummate all of the transactions contemplated herein in respect of or arising out of the Collateral;

(viii)    to institute any foreclosure proceedings that the Administrative Agent may deem appropriate in respect of or arising out of the Collateral;

(ix)    to sign and endorse any drafts, assignments, proxies, verifications, notices and other documents relating to the Collateral;

(x)    to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

(xi)    to direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct;

(xii)    to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; and

(xiii)    to do and perform all such other acts and things as the Administrative Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable until such time as the Obligations arising under the Loan Documents have been paid in full and the Commitments have expired or been terminated. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Administrative Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction. This power of attorney is conferred on the Administrative Agent solely to protect, preserve and realize upon its security interest in the Collateral and shall not impose any duty upon the Administrative Agent or any other holder of the Obligations to exercise any such powers.

(b)    Assignment by the Administrative Agent. The Administrative Agent may from time to time assign the Obligations to a successor Administrative Agent appointed in accordance with the Credit Agreement, and such successor shall be entitled to all of the rights and remedies of the Administrative Agent under this Agreement in relation thereto.

(c)    The Administrative Agent’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Administrative Agent hereunder, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Grantors shall be responsible for preservation of all rights in the Collateral, and the Administrative Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Grantors. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Administrative Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 7 hereof, the Administrative Agent shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or (ii) taking any steps to clean, repair or otherwise prepare the Collateral for sale.

(d)    Liability with Respect to Accounts. Anything herein to the contrary notwithstanding, each of the Grantors shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Administrative Agent nor any holder of the Obligations shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any holder of the Obligations of any payment relating to such Account pursuant hereto, nor shall the Administrative Agent or any holder of the Obligations be obligated in any manner to perform any of the obligations of a Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(e)    Releases of Collateral. If any Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall promptly execute and deliver to such Grantor all releases and other documents, and take such other action, reasonably necessary for the release of the Liens created hereby or by any other Collateral Document on such Collateral.

9.    Application of Proceeds. Upon the acceleration of the Obligations pursuant to Section 8.02 of the Credit Agreement, any payments in respect of the Obligations and any proceeds of the Collateral, when received by the Administrative Agent or any holder of the Obligations in cash or cash equivalents will be applied in reduction of the Obligations in the order set forth in Section 8.03 of the Credit Agreement.

10.    Continuing Agreement.

(a)    This Agreement shall remain in full force and effect until such time as the Obligations arising under the Loan Documents have been paid in full and the Commitments have expired or been terminated, at which time this Agreement shall be automatically terminated (other than obligations under this Agreement which expressly survive such termination) and the Administrative Agent shall, upon the request and at the expense of the Grantors, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Grantors evidencing such termination.

(b)    This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any holder of the Obligations as a preference, fraudulent conveyance or otherwise under any Debtor Relief Law, all as though such payment had not been made; provided that in the event payment of all or any part of the Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Administrative Agent or any holder of the Obligations in defending and enforcing such reinstatement shall be deemed to be included as a part of the Obligations.

11.    Amendments; Waivers; Modifications, etc. This Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 10.01 of the Credit Agreement.

12.    Successors in Interest. This Agreement shall be binding upon each Grantor, its successors and assigns and shall inure, together with the rights and remedies of the Administrative Agent and the holders of the Obligations hereunder, to the benefit of the Administrative Agent and the holders of the Obligations and their successors and permitted assigns.

13.    Notices. All notices required or permitted to be given under this Agreement shall be in conformance with Section 10.02 of the Credit Agreement.

14.    Counterparts. This Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

15.    Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

16.    Governing Law; Submission to Jurisdiction; Waiver of Venue; Waiver of Jury Trial. The terms of Sections 10.14 and 10.15 of the Credit Agreement with respect to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

17.    Severability. If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

18.    Entirety. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent or the L/C Issuers constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

19.    Other Security. To the extent that any of the Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by a Grantor), or by a guarantee, endorsement or property of any other Person, then the Administrative Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default and during the continuation thereof, and the Administrative Agent shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Administrative Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Obligations or any of the rights of the Administrative Agent or the holders of the Obligations under this Agreement, under any other of the Loan Documents or under any other document relating to the Obligations.

20.    Joinder. At any time after the date of this Agreement, one or more additional Persons may become party hereto by executing and delivering to the Administrative Agent a Joinder Agreement. Immediately upon such execution and delivery of such Joinder Agreement (and without any further action), each such additional Person will become a party to this Agreement as a “Grantor” and have all of the rights and obligations of a Grantor hereunder and this Agreement shall be deemed amended by such Joinder Agreement.

21.    Joint and Several Obligations of Grantors.

(a)    Each of the Grantors is accepting joint and several liability hereunder in consideration of the financial accommodations to be provided by the Lenders under the Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Grantors and in consideration of the undertakings of each of the Grantors to accept joint and several liability for the obligations of each of them.

(b)    Each of the Grantors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a primary obligor, joint and several liability with the other Grantors with respect to the payment and performance of all of the Obligations, it being the intention of the parties hereto that (i) all the Obligations shall be the joint and several obligations of each of the Grantors without preferences or distinction among them and (ii) a separate action may be brought against each Grantor to enforce this Agreement whether or not any Borrower, any other Grantor or any other person or entity is joined as a party.

(c)    Notwithstanding any provision to the contrary contained herein, in any other of the Loan Documents, to the extent the obligations of a Grantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Grantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, Debtor Relief Laws).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

GRANTORS:                SCHNITZER STEEL INDUSTRIES, INC.,
an Oregon corporation
By:/s/Peter B. Saba
Name:    Peter B. Saba
Title:    Senior Vice President

AUTO PARTS GROUP SOUTHWEST, LLC,
a Delaware limited liability company
By:/s/Steven Heiskell
Name:    Steven Heiskell
Title:    President

CASCADE STEEL ROLLING MILLS, INC.,
an Oregon corporation
By:/s/Richard D. Peach
Name:    Richard D. Peach
Title:    Treasurer

EDMAN CORP.,
an Oregon corporation
By:/s/Richard D. Peach
Name:    Richard D. Peach
Title:    Treasurer

GENERAL METALS OF TACOMA, INC.,
a Washington corporation
By:/s/Richard D. Peach
Name:    Richard D. Peach
Title:    Treasurer

JOINT VENTURE OPERATIONS, INC.,
a Delaware corporation
By:/s/W. Brandon Peele
Name:    W. Brandon Peele
Title:    Treasurer

SCHNITZER STEEL INDUSTRIES, INC.
SECURITY AGREEMENT

MANUFACTURING MANAGEMENT, INC.,
an Oregon corporation
By:/s/Richard D. Peach
Name:    Richard D. Peach
Title:    Treasurer

METALS RECYCLING L.L.C.,
a Rhode Island limited liability company
By: Joint Venture Operations, Inc.
Its: Sole Member

By:/s/W. Brandon Peele
Name:    W. Brandon Peele
Title:    Treasurer

NORPROP, INC.,
an Oregon corporation
By:/s/Steven Heiskell
Name:    Steven Heiskell
Title:    President

PICK A PART, INC.,
a Washington corporation
By:/s/Steven Heiskell
Name:    Steven Heiskell
Title:    President

PICK AND PULL AUTO DISMANTLING, INC.,
a California corporation
By:/s/Steven Heiskell
Name:    Steven Heiskell
Title:    President

SCHNITZER STEEL INDUSTRIES, INC.
SECURITY AGREEMENT

PICK-N-PULL AUTO DISMANTLERS, A CALIFORNIA GENERAL PARTNERSHIP,
a California general partnership
By: Norprop, Inc.
Its: General Partner

By:/s/Steven Heiskell
Name:    Steven Heiskell
Title:    President

PICK-N-PULL AUTO DISMANTLERS, COLUMBUS, LLC,
a Delaware limited liability company
By: Norprop, Inc.
Its: Sole Member

By:/s/Steven Heiskell
Name:    Steven Heiskell
Title:    President

PICK-N-PULL AUTO DISMANTLERS, KANSAS CITY, LLC,
a Delaware limited liability company
By: Norprop, Inc.
Its: Sole Member

By:/s/Steven Heiskell
Name:    Steven Heiskell
Title:    President

PICK-N-PULL AUTO DISMANTLERS, LLC,
a California limited liability company
By: Norprop, Inc.
Its: Member

By:/s/Steven Heiskell
Name:    Steven Heiskell
Title:    President

SCHNITZER STEEL INDUSTRIES, INC.
SECURITY AGREEMENT

PICK-N-PULL AUTO DISMANTLERS, NEVADA, LLC,
a Nevada limited liability company
By: Norprop, Inc.
Its: Member

By:/s/Steven Heiskell
Name:    Steven Heiskell
Title:    President

PICK-N-PULL AUTO DISMANTLERS, ST. LOUIS, LLC,
a Delaware limited liability company
By: Norprop, Inc.
Its: Sole Member

By:/s/Steven Heiskell
Name:    Steven Heiskell
Title:    President

PICK-N-PULL AUTO DISMANTLERS, STOCKTON, LLC,
a California limited liability company
By: Norprop, Inc.
Its: Sole Member

By:/s/Steven Heiskell
Name:    Steven Heiskell
Title:    President

PICK-N-PULL AUTO DISMANTLERS, VIRGINIA BEACH, LLC,
a Delaware limited liability company
By: Norprop, Inc.
Its: Sole Member

By:/s/Steven Heiskell
Name:    Steven Heiskell
Title:    President

SCHNITZER STEEL INDUSTRIES, INC.
SECURITY AGREEMENT

PICK-N-PULL NORTHWEST, LLC,
an Oregon limited liability company
By: Norprop, Inc.
Its: Member

By:/s/Steven Heiskell
Name:    Steven Heiskell
Title:    President

PROLERIDE TRANSPORT SYSTEMS, INC.,
a Delaware corporation
By:/s/Michael R. Henderson
Name:    Michael R. Henderson
Title:    President

PROLERIZED NEW ENGLAND COMPANY LLC,
a Delaware limited liability company
By: Proleride Transport Systems, Inc.
Its: Managing Member

By:/s/Michael R. Henderson
Name:    Michael R. Henderson
Title:    President

ROW52, LLC,
a Delaware limited liability company
By:/s/Steven Heiskell
Name:    Steven Heiskell
Title:    President

SCHNITZER FRESNO, INC.,
an Oregon corporation
By:/s/Richard D. Peach
Name:    Richard D. Peach
Title:    Treasurer

SCHNITZER STEEL INDUSTRIES, INC.
SECURITY AGREEMENT

SCHNITZER SOUTHEAST, LLC,
a Georgia limited liability company
By: Schnitzer Steel Industries, Inc.
Its: Manager

By:/s/ Peter B. Saba
Name:    Peter B. Saba
Title:    Senior Vice President

SCHNITZER STEEL HAWAII CORP.,
a Delaware corporation
By:/s/Richard D. Peach
Name:    Richard D. Peach
Title:    Treasurer

SSI BIG SKY LLC,
an Oregon limited liability company
By: Schnitzer Steel Industries, Inc.
Its: Sole Member

By:/s/ Peter B. Saba
Name:    Peter B. Saba
Title:    Senior Vice President

SSI BURBANK LLC,
a Washington limited liability company
By: Schnitzer Steel Industries, Inc.
Its: Sole Member

By:/s/ Peter B. Saba
Name:    Peter B. Saba
Title:    Senior Vice President

SCHNITZER STEEL INDUSTRIES, INC.
SECURITY AGREEMENT

SSI NEVADA LLC,
a Nevada limited liability company
By: Schnitzer Steel Industries, Inc.
Its: Sole Member

By:/s/Peter B. Saba
Name:    Peter B. Saba
Title:    Senior Vice President

U-PULL-IT, INC.,
a California corporation
By:/s/Steven Heiskell
Name:    Steven Heiskell
Title:    President

SCHNITZER STEEL INDUSTRIES, INC.
SECURITY AGREEMENT

Accepted and agreed to as of the date first above written.

BANK OF AMERICA, N.A.,
as Administrative Agent

By:/s/Anthea Del Bianco
Name:    Anthea Del Bianco
Title:    Vice President

SCHNITZER STEEL INDUSTRIES, INC.
SECURITY AGREEMENT